THE MASTERS' SELECT FUNDS ANNUAL REPORT








                     MASTERS' SELECT EQUITY FUND

                     MASTERS' SELECT INTERNATIONAL FUND

                     DECEMBER 31, 1998







                     LITMAN/GREGORY FUND ADVISORS, LLC

                                    CONTENTS

               Letter to Shareholders                          2
               Portfolio Fit                                   3
               The Masters' Select Concept                     3
               Masters' Select Equity Fund Review              4
               Interview: Robert Sanborn                      10
               Equity Fund Stock Highlights                   13
               Equity Fund Portfolio Summary                  17
               Masters' Select International Fund Review      20
               Interview: David Herro                         23
               International Fund Stock Highlights            26
               International Fund Portfolio Summary           29
               Independent Auditor's Report                   32
               Statements of Assets and Liabilities           33
               Statements of Operations                       34
               Statements of Changes in Net Assets            35
               Financial Highlights                           37
               Notes to Financial Statements                  38
               Definitions of Indexes                         41

SERVICE DIRECTORY

FUND INFORMATION

To request a prospectus, financial report, IRA application or information, call 1-800-656-8864, 24 hours a day, seven days a week.

ADVISOR SERVICES

Registered Investment Advisors, broker/dealers and financial professionals may call 1-925-253-5213 for advisor services.

EXISTING SHAREHOLDER INQUIRIES

To request action on your existing account, contact the transfer agent, NFDS, at 1-800-960-0188 from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

MAIL CORRESPONDENCE TO:

Masters' Select Funds c/o NFDS P.O. Box 419922 Kansas City, MO 94141-6922

OVERNIGHT ADDRESS:

Masters' Select Funds c/o NFDS 330 W. 9th Street Kansas City, MO 64105 1-816-843-8468 24-HOUR AUTOMATED INFOR MATION

1-800-960-0188

For automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

PUBLISHED DAILY PRICE QUOTATIONS

Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order as follows:

                                                      TRANSFER AGENT
           ABBREVIATION     SYMBOL      CUSIP          FUND NUMBER
           ------------     ------      -----          -----------
           MstrSeltEq       MSEFX       576417109          305
           MstrSeltInt      MSILX       576417208          306


The Masters' Select Funds          Annual Report               December 31, 1998

Dear Fellow Shareholder:

The year just past was one of the most volatile in recent memory. In addition, it was an eventful year for the Masters' Select Funds:

+   Your Funds grew their assets by 46%.

+ Our focus on taxes, aided by a volatile market, led to very small taxable distributions in 1998. For Masters' Select Equity, there was a $0.03 per-share distribution. This amounted to less than one-quarter of 1% of net asset value. Masters' Select International paid a $0.09 distribution. This was slightly less than 1% of net asset value. Although most years won't be this tax benign, we will continue to do what we can to minimize taxable distributions so long as it is not at the expense of performance.

+ Jean-Marie Eveillard, one of Masters' Select Equity's six managers, was replaced.

In the following pages, we examine 1998 in detail, discuss the performance of both Funds and evaluate the Masters' Select concept.

We appreciate your continued confidence and will continue to put forth our maximum effort on behalf of the shareholders of the Masters' Select Funds. We continue our policy of working hard to minimize Fund expenses. Toward that end we will once again voluntarily waive 0.1% of our management fee on the Masters' Select International Fund, reducing the effective management fee that shareholders pay from 1.1% to 1.0% for 1999. We also continue our waiver of 0.02% of our management fee on the Masters' Select Equity Fund, reducing the effective management fee to shareholders from 1.10% to 1.08% for 1999.

Thank you for investing with Masters' Select. We look forward to serving your investment needs in 1999.

Sincerely,

/s/ Ken Gregory

Ken Gregory
Litman/Gregory Fund Advisors, LLC

                                       2
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PORTFOLIO FIT

As with all Equity Funds, Masters' Select Equity and Masters' Select International are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the Funds' net asset values decline. Within that context we created the Funds to be used as core Equity and core International fund holdings. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to that of their overall benchmarks. At the same time, we wanted enough exposure to small-caps and growth stocks to attempt to deliver good performance in a bull market. In the end the focus on the highest-conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the Funds ideal core equity and core International fund holdings.

THE MASTERS' SELECT CONCEPT

In constructing the Masters' Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded managers and also serve as core equity fund holdings for almost any long-term investor seeking domestic or international stock market exposure. To meet this objective, we designed the Funds with both risk and return in mind, placing particular emphasis on the following factors.

1 First, only investment managers we believe to have exceptional long- term performance in their respective specialties were chosen to manage each Fund's portfolio.

2 Second, and of equal importance, each stock picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform over a market cycle.

3 Third, even though each manager's portfolio is focused, the overall Funds are well diversified by style, industry and number of stocks. Given the diversification across styles, we don't expect the Funds to top the charts in any single period. We are shooting for superior performance over a full market cycle, counting on the Funds' structure and the managers' talent to get us there.


The Masters' Select Funds          Annual Report               December 31, 1998

MASTERS' SELECT EQUITY FUND REVIEW

AS WE'VE MENTIONED IN THE PAST, there is no ideal short-term benchmark for the Masters' Select Equity portfolio because of the Fund's diversification. Over the long term, we seek to outperform the Wilshire 5000 Index, which is representative of the performance of the entire U.S. stock market. It is a capitalization- weighted index, so larger companies have a proportionally larger weight. Thus the index is heavily influenced by the performance of the large-cap sector. Over the long term, we also seek to outperform the Lipper Growth Fund Index, a composite of large-cap-oriented U.S. stock funds. It is important to note that Masters' Select Equity is not a large-cap fund and at times has less than 50% of its assets in large companies; therefore, over shorter time periods (five years or less), we also measure our performance against a global equity index we created. This index mirrors the asset-class weights likely to persist in our Fund given our man- dates to the portfolio managers. Though the weights will vary somewhat over time, we expect the following typical portfolio mix for Masters' Select Equity:

+   70% mid- and large-cap U.S. stocks
+   20% small-cap U.S. stocks
+   10% foreign stock

For virtually all equity investors, 1998 was a wild ride. Happily for investors, stocks ended the fourth quarter with a surprising burst of strength that resulted in yet an- other year of double-digit returns. Masters' Select Equity participated in this year-end rally, returning 34.6% from the market bottom on October 8 through December 31. For the full year, our returns were high on an absolute basis, but disappointing relative to our long-term benchmarks. Read on for an in-depth discussion.

COMPARISON CHART

The value of a hypothetical $10,000 investment in the Masters' Select Equity Fund from its inception (12/31/96) to present (12/31/98) as compared to the Wilshire 5000 Index.

                   Masters' Select Equity Fund             Wilshire 5000 Index
                   ---------------------------             -------------------
        Dec-96               10,000.00                          10,000.00
        Jan-97               10,290.00                          10,536.00
        Feb-97               10,319.84                          10,531.15
        Mar-97               9,859.576                          10,065.36
        Apr-97               10,209.59                          10,504.31
        May-97               10,919.16                          11,248.54
        Jun-97               11,529.54                          11,765.30
        Jul-97               12,789.72                          12,669.82
        Aug-97               12,499.39                          12,193.56
        Sep-97               13,559.34                          12,913.10
        Oct-97               12,848.83                          12,482.96
        Nov-97               12,779.45                          12,891.66
        Dec-97               12,909.80                          13,129.89
        Jan-98               12,843.96                          13,201.19
        Feb-98               13,922.85                          14,162.24
        Mar-98               14,415.72                          14,871.76
        Apr-98               15,080.28                          15,048.74
        May-98               14,557.00                          14,648.44
        Jun-98               14,731.68                          15,162.60
        Jul-98               14,579.02                          14,830.54
        Aug-98               11,849.71                          12,521.43
        Sep-98               12,210.45                          13,339.07
        Oct-98               13,139.63                          14,331.50
        Nov-98               13,883.33                          15,233.96
        Dec-98               14,834.39                          16,208.78

The hypothetical $10,000 investment assumes an investment at Fund inception and includes changes in share price and reinvestment of dividends and capital gains. The Wilshire 5000 Index is unmanaged, does not incur fees or expenses and cannot be invested in directly.

Past performance is no guarantee of future results. Share price and returns fluctuate, and investors may have a gain or loss when they sell shares.

AVERAGE ANNUAL RETURNS

This chart tracks the performance of your Fund and its benchmark indexes for the full calendar years 1998 and 1997 and also since inception.


                                                 CUMULATIVE RETURN    AVERAGE
                                                  SINCE INCEPTION      ANNUAL
                                1998       1997      (12/31/96)     TOTAL RETURN
                                ----       ----      ----------     ------------
Masters' Select Equity Fund    14.90%     29.11%       48.34%          21.79%
Global Equity Index*           21.04%     27.91%       54.82%          24.43%
Wilshire 5000 Index            23.45%     31.30%       62.09%          27.31%
Lipper Growth Fund Index       25.65%     28.09%       60.94%          26.86%
Lipper Small Cap Fund Index     -.85%     15.10%       14.12%           6.83%

* The global equity index we created consists of 70% S&P 500 Index, 20% Russell 2000 Index, and 10% Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE).

All returns assume reinvestment of dividends and capital gains. Indexes are unmanaged, do not incur fees or expenses and cannot be invested in directly.

Past performance is no guarantee of future results. Share price and returns fluctuate, and investors may have a gain or loss when they sell shares.

THE PREMISE OF THE MASTERS' SELECT EQUITY FUND

Following a year of relative underperformance, we stop and ask ourselves if the premise of the Masters' Select Equity Fund is sound. The original strategy behind the Fund was -- and is -- based on two strongly held beliefs.

First, we believe that we can identify a group of skilled stock pickers who can deliver superior performance relative to their benchmarks on an ongoing basis.

Second, we believe that these managers can do even better over a market cycle if allowed to run concentrated portfolios that reflected their highest-confidence stock picks on an ongoing basis.

How has the Masters' Select concept played out so far? Have these two fundamental beliefs proved out? A look "under the hood" suggests to us that they have.

PREMISE #1: THE MASTERS RELATIVE TO THEIR BENCHMARKS

Excluding Jean-Marie Eveillard, whom we replaced as a manager for the Fund in October 1998, and Robert Sanborn, who has been with the Fund for only a few months, there are five managers who have been with the Fund since its inception two years ago. Three of these are primarily mid-cap and large-cap managers; two are primarily small-cap managers. The following table depicts how these five have performed relative to their benchmarks this year and since inception, after taking into account all fees.


The Masters' Select Funds          Annual Report               December 31, 1998

THE MASTERS VS. THE INDEXES
                                                Cumulative Return      Average
                                                  Since Inception      Annual
                                         1998       (12/31/96)      Total Return
                                         ----       ----------      ------------
Masters' Mid- and Large-Cap Managers 1*  30.2%         76.0%            32.7%
S&P 500 Index                            28.6%         71.4%            31.0%
Russell Midcap Index                     10.1%         42.0%            19.2%
Masters' Small-Cap Managers 2*            0.9%         35.8%            17.7%
Russell 2000 Index                       -2.7%         19.2%             9.2%

1   Mason Hawkins, Sig Segalas and Shelby Davis

2   Foster Friess and Dick Weiss

* The returns for the Masters' managers are an equally weighted average of the managers' returns since inception. Though the percentage of the Fund's assets allocated to each manager has drifted slightly over time, equally weighting the per formance of the three large-cap managers and the two small-cap managers should be a very close approximation of the actual performance if it had been calculated based on the daily asset levels of each manager.

All returns assume reinvestment of dividends and capital gains. Indexes are unmanaged, do not incur fees or expenses and cannot be invested in directly.

Past performance is no guarantee of future results. Share price and returns fluctuate, and investors may have a gain or loss when they sell shares.

AS THE TABLE SHOWS, THESE FIVE MANAGERS HAVE BESTED THEIR BENCHMARKS BY HEALTHY MARGINS.

We are very pleased with this performance, especially with respect to our large-cap managers. As has been widely noted, the S&P 500 has been a very tough index to beat over the past two years, because the stock market has been dominated by mega-cap stocks which are heavily weighted in the S&P 500. Our large-cap managers' portfolios, as a group, have been much less large-cap than the- S&P 500-in fact, our managers have held some mid-cap stocks in addition to their large-cap exposure. Yet they still outperformed the S&P 500 by an impressive margin. Our small-cap managers beat their benchmark by an even wider margin.

PREMISE #2: THE MASTERS RELATIVE TO THEIR OWN FUNDS

The performance of the five managers relative to their own Funds is also as expected. Concentration seems to be working. The following table illustrates the weighted return of the managers' own Funds compared with their weighted Masters' performance (again, this includes the same five managers and weighting and is after all fees):

                                                Cumulative Return      Average
                                                  Since Inception      Annual
                                         1998       (12/31/96)      Total Return
                                         ----       ----------      ------------
Masters' Portfolio Performance          18.3%          52.8%            23.6%
Individual Funds' Performance           14.1%          41.6%            19.0%

Weighted Masters' portfolio performance equals the total return earned by each manager on his Masters' portfolio multiplied by the percentage of total assets of the Fund allocated to each manager (Davis, 20%; Hawkins, 20%; Segalas, 20%; Friess, 10%; Weiss, 10%).

Weighted individual funds' performance equals the total return earned by the unaffiliated no-load funds managed by the managers multiplied by the percentage of Masters' assets allocated to each manager. There may be differences among these funds with regard to charges, expenses and investment policies that affect performance.

If we do the same analysis including all six managers (Eveillard through
October 31, 1998, and Sanborn for the last two months of 1998), the performance is as follows:
                                                Cumulative Return      Average
                                                  Since Inception      Annual
                                         1998       (12/31/96)      Total Return
                                         ----       ----------      ------------

Masters' Portfolio Performance           14.9%         48.3%            21.8%
Individual Funds' Performance            13.8%         41.2%            19.1%

So far these numbers strongly support our second premise: that in the right hands, concentration will enhance performance. We think this will be especially true over a market cycle.

DISCUSSION OF OVERALL PERFORMANCE

Despite the strongly encouraging performance of the managers relative to their benchmarks and the positive impact of concentration, Masters' Select Equity has trailed its benchmarks. Why is this, and what do we expect in the future? Two factors held back your Fund.

FIRST, the market has been dominated by large-cap growth stocks since the Fund's inception. Our exposure to small-cap domestic stocks and our mix of foreign stocks hurt absolute performance. In addition, despite the inclusion of two pure-growth managers, we have a bias toward value.

The Fund's built-in diversification has led to exposure in areas that have not performed as well as the large-cap-dominated indexes that are our long-term benchmarks. Masters' Select Equity is not a large-cap growth fund, so in an environment dominated by mega-cap growth stocks, your Fund is at a disadvantage relative to its large-cap benchmarks and, to a lesser extent, to its more diversified benchmark (which assumes 70% large-cap exposure). As of December 31, 1998, our equity exposure included 52.9% in large-cap stocks (some of which are value stocks) and 19.5% in mid-cap stocks. Thus only slightly more than half the Fund's assets were in large U.S. companies; and during much of the Fund's life, large-cap exposure was even smaller.

The fact that some equity groups have not performed well over the past two years relative to large-caps does not mean that they never will. In fact, small-caps, which have lagged for several years, are now selling at price-to-earnings ratios that are as low, relative to large-caps, as they have been in 25 years. Foreign stocks present a mixed bag of opportunities, and all of our managers have the ability to selectively include foreign stocks in their portfolios if they believe them to be compelling (though most do not invest in foreign stocks, and all but Mason Hawkins are encouraged to focus only on U.S. companies).

In the long run, we believe that the Fund's diversified structure will deliver good long-term performance. Consider the past. Each equity group has had periods of good performance. As the following chart indicates, however, each group has had periods of over- and underperformance relative to the others.


The Masters' Select Funds          Annual Report               December 31, 1998

EQUITY CLASS RETURN CYCLES

                       1975 Through 1983   1984 Through 1988   1994 Through 1998
                       -----------------   -----------------   -----------------
Small-Caps 1               1,421.0%              46.4%                75.2%
Foreign Stocks 2             231.1%             360.8%                55.3%
Large-Cap Growth 3           191.2%              86.2%               242.8%
Large-Cap Value 4            367.6%             149.9%               148.0%

1 Data used for the period 1975-1983 is taken from the Stocks, Bonds, Bills and Inflation Year book published by Ibbotson & Associates. Used with permission. (C)1998 Ibbotson & Associates, Inc. All rights reserved. (Certain portions of this work were derived from copyrighted works of Roger
    G. Ibbotson and Rex Sinquefield.) Later periods are based on the Russell 2000 Index.

2 Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)

3   BARRA Growth Index

4   BARRA Value Index

All returns assume reinvestment of dividends and capital gains. Indexes are unmanaged, do not incur fees or expenses and cannot be invested in directly.

Over time there will be many different market environments. Performance differentials between the different equity groups will be volatile over the short term, but we expect them to be less so over the long term.

THE SECOND FACTOR that hurt the Fund's returns was the performance of Jean-Marie Eveillard's portion of the portfolio. His small-cap value plays and some Asian exposure were not in favor over the past two years. Though it may appear that way, our decision to replace Eveillard was not driven primarily by performance. We expect our managers to go through periods in which their styles will not work well or they make mistakes -- mistakes that will be magnified by the concentrated nature of their portfolios (of course, their successes will be magnified as well). Our concern with Eveillard was our growing view that his long-held preference for broad diversification made him less than comfortable with the concentration mandate. This is why we initiated discussions with him that eventually led to our decision to make a change. We continue to have the utmost respect for Eveillard's skills as an investment manager and expect him to continue delivering the type of stellar long-term, risk-adjusted performance that has made him a household name in financial circles. For this Fund, however, we believe that Robert Sanborn is a much better fit. Sanborn has delivered consistent long-term returns and has always been comfortable running a concentrated portfolio. Please see the interview with Sanborn on page 10.

THE FUTURE

Overall, we believe that Masters' Select Equity's first two years make a strong case for the Masters' Select concept. Looking forward, there are many reasons for our optimism, the foremost being the quality of our managers and our commitment to maintaining a structure that improves the odds for success. Primarily, this means keeping the asset base manageable- we will close the Fund when it reaches $750 million in assets.

So we go forward with an accomplished group of stock pickers. All are comfortable with concentration and all have a strong commitment to this Fund. In addition, we will do what we can to maintain awareness of tax-cost tradeoffs and bring expenses down.

FINAL THOUGHTS: WHO SHOULD INVEST IN MASTERS' SELECT EQUITY?

We are looking for shareholders who:

+   Want a core equity investment with exposure to a broad slice of the market

+ Seek strong market-cycle performance but are less concerned about short-term returns

+   Understand the short-term risks associated with the stock market

We also believe that it is important for our shareholders to have realistic expectations for future returns. The past 15 years have seen exceptional stock market returns that have been out of line with long-term historical and economic performance. Though we can't predict the timing, we are convinced that stock market returns will be much lower over the next 10 years than they have been over the past decade. And though this may turn out to be an environment where stock picking is more important than equity group performance (we think that would be a positive for Masters' Select Equity), we nevertheless expect returns to be lower.

We will continue to apply the Masters' Select concept in seeking the best possible investments for your Fund.


The Masters' Select Funds          Annual Report               December 31, 1998

[PHOTO OF ROBERT SANBORN]

An Interview with Robert Sanborn

Robert Sanborn Manages Approximately 20% of the Masters' Select Equity Fund.

WHAT FIRST ATTRACTED YOU TO THE BUSINESS OF STOCK PICKING?

Intending to embark on a career teaching economics, I soon learned of the politics and lack of meritocracy in academe. This led me to look into investing, which was the perfect fit in that it combined the intellectual nature of academics with the scorekeeping that appealed to my competitive side.

HOW DID YOUR INVESTMENT PHILOSOPHY DEVELOP?

Growing up in Boston led me to make frequent visits to the famous "Filene's Basement." There I learned the satisfaction and logic in buying $1 of value for 50 or 60 cents. This predilection for value was honed in my first investment job, where I was able to work with and observe money being managed in a variety of philosophies and fashions. I quickly decided that a value-oriented approach was the only one that had intellectual coherence, and I decided I wanted to work in an environment where everyone believed in value investing.

CAN YOU DESCRIBE THE KEY ELEMENTS OF YOUR STOCK-PICKING DISCIPLINE?

I use five guidelines to invest my clients' money: (1) buy at a market price that represents a steep discount from intrinsic value, (2) invest with owner-oriented management, (3) trade as little as possible, (4) concentrate my investments in our very best ideas and (5) think independently and do our own research.

YOU'VE BUILT A GREAT LONG-TERM RECORD WITH THE OAKMARK FUND. WHAT FACTORS HAVE BEEN MOST IMPORTANT IN DRIVING YOUR SUCCESS?

In my opinion the three key ingredients to our long-term success are what I call the three P's: philosophy, people and place. We have a logical, intellectually coherent investment philosophy that we use throughout the entire firm. All of us look at the world and the investing process similarly, and we speak the same language. People refers to the continuity and stability of our key personnel in a business that is becoming increasingly like the NBA in terms of loyalty. The key investment people who have created our record have been working with me for more than 10 years. We have never lost any investment professional whom we did not want to lose. Place refers to our firm's culture. In a business increasingly being managed by business people rather than investors, we remain first and foremost an investment firm. In addition, our firm operates with a minimum of hierarchy and bureaucracy, and we continue to maintain this culture.

HISTORICALLY, YOU HAVE BEEN A LOW-TURNOVER MANAGER. WHAT LEADS YOU TO SELL A STOCK?

I buy a stock at 60% of its true underlying value and then patiently wait for the price and value to converge, selling when it reaches its target price of 90%. Also, if we decide that we had misjudged management and that, in fact, they are not managing the business in the interests of long-term shareholders, we do sell. This is an unusual occurrence.

CAN YOU TELL US A LITTLE ABOUT YOUR RESEARCH PROCESS?

I work with a team of 10 analysts, all of whom had prior experience elsewhere and who wanted to work in a pure value environment. The research process ignores Wall Street and instead focuses on a company's management, customers and suppliers. Because we concentrate, the research effort is intensive and the goal is to understand a given investment opportunity as well as any outsider could.

DURING 1998 LARGE CAP VALUE LAGGED LARGE CAP GROWTH BY ONE OF THE WIDEST MARGINS EVER. ANY THOUGHTS ABOUT WHAT IT WILL TAKE FOR VALUE TO OUTPERFORM AGAIN?

The past three years, but particularly 1998, have been big momentum years. In my view the expensive stocks have gotten extremely expensive and the cheap stocks (at least relatively) are ignored. The mutual fund landscape is dominated by the hot stocks and funds, and this seems to have created a self-fulfilling cycle. Increasingly, mutual fund managers are like contortionists trying to rationalize the valuations of the mega-cap stocks and the growth stocks.

Our process focuses on the cheapest stocks we can find (relative to underlying value) in businesses we understand and with management we like. We tend to not focus on catalysts. In general, the valuation gap between, say, my portfolio and the S&P 500 is gaping enough to eventually cause a major revaluation of the given sectors. In prior cycles where growth has outperformed for a significant period, however, there were what I term exemplar industries that were the most visible and quintessential growth engines. These were the PC stocks in the early 1980s, the biotechnology stocks in the early 1990s and the Internet stocks now. When the exemplar industry rolls over, that tends to trigger a period whereby value outperforms. The usual trigger is gross overvaluation that causes a glut of ever-poorer-quality IPOs. As I write this, the Internet stocks are grossly overvalued, and there are more than 100 "dot-coms" going public.


The Masters' Select Funds          Annual Report               December 31, 1998

HOW ATTRACTIVE ARE TODAY'S OPPORTUNITIES, AT A STOCK-PICKING LEVEL, COMPARED WITH OTHER POINTS IN TIME DURING your INVESTMENT CAREER? ARE THESE OPPORTUNITIES COMPELLING ON AN ABSOLUTE BASIS OR SIMPLY A RELATIVE BASIS?

I think the recent environment has created a situation in which my stocks are cheaper on a relative basis than at any other point in my career. On an absolute basis, my confidence is less. But generally, at today's levels of inflation and interest rates, I believe that my stocks will dominate any other asset class.

WHAT ARE YOUR PRIMARY CONCERNS WITH RESPECT TO THE OVERALL INVESTMENT CLIMATE?

My largest concern is that parts of the market -- the mega-caps and the technology stocks -- are grossly overvalued. Because I own none of these, I am insulated. It will be interesting to see, however, how the unwinding of the market leaders of the past few years impacts the overall market.

HOW DOES RUNNING A VERY CONCENTRATED PORTFOLIO THAT IS ALSO PART OF A BROADLY DIVERSIFIED FUND IMPACT THE WAY YOU EXECUTE YOUR STOCK-PICKING APPROACH?

Concentration comes naturally to us. We believe in our best ideas having the most impact on our clients' portfolios.

MASTERS' SELECT EQUITY FUND STOCK HIGHLIGHTS

Martin Marietta Materials, Shelby and Chris Davis*

We are drawn to Martin Marietta Materials (MLM) because of its unusual combination of wonderful management in a dull business with excellent economics. In these days of high-flying Internet stocks, an aggregates (gravel) business sounds pretty pedestrian. But bear in mind:

1.  Gravel never goes obsolete.

2.  Pricing is local (as costs of transportation become prohibitive).

3. Environmental regulation and difficult permitting have raised barriers to entry.

4. Reserves are very long-lived, with more than 9 billion tons of rock equaling over 50 years' worth of shipments.

5. MLM's cash earnings benefit from adding back depletion on these long-lived assets and goodwill from acquisitions.

6. Demand should be less cyclical over the next several years, given heavy government spending on highways, schools and prisons. The recently passed federal highway spending bill should increase total company revenues by 10% in each of the next five years.

7. In past recessions, prices have not decreased but rather remained flat or increased at a slower rate. In fact, nationwide pricing has fallen only once (down 0.5%) during the past 20 years.

8. The industry is highly fragmented but rapidly consolidating. As in the local newspaper business, "mom and pop" acquisitions tend to be done at very favorable prices. MLM has been the most active consolidator in the industry, and every deal has been immediately accretive to cash earnings with a high return on invested capital.

9. Management is outstanding, led by a truly visionary CEO in Steven Zelnak with whom we are proud to partner.

As MLM was spun out to shareholders of Lockheed Martin (no hot IPO) and as the company's growth is self-financing (few investment banking fees), Wall Street has largely overlooked this first-class company. With the market at 28 times earnings, MLM currently trades at 19 times reported earnings but only 17 times after-tax cash earnings (after maintenance capital- expenditures).

ADVENT SOFTWARE, FOSTER FRIESS

Advent Software is the leading provider of stand-alone and client/server software products, data interfaces and related services for a full spectrum of specialized mission-critical functions to the rapidly growing investment management industry.

Rapid client-base growth and increased Y2K compliance concerns have created a superb demand outlook for Advent, with backlog firmly booked through the third quarter of 1999. Its premier product, Axys, is the industry's leading portfolio manage- ment accounting package, and new prod- ucts Rex and Advent Browser Reporting are quickly gaining acceptance. The Friess team expects analysts to raise their estimates above the current consensus 1999 estimate of $1.54 per share, as the company will easily outshine those expectations. Advent was purchased for your Fund at $37 per share. The Friess team expects the stock to trade at 30 times 1999 earnings, or $50 per share.

----------
* We add Chris Davis as co-portfolio manager to reflect the role he plays. Chris handles much of the daily hands-on portfolio management, however Shelby is actively involved in researching and selecting every company that is included in their Masters' portfolio.


The Masters' Select Funds          Annual Report               December 31, 1998

UCAR INTERNATIONAL, INC., MASON HAWKINS

UCAR International, Inc., is the world's largest producer of graphite electrodes, with approximately a 40% global market share. The second-largest producer, SGL in Germany, has 35% of the market, with the remainder held by a small consortium of producers in Japan. Non-integrated steel producers (mini-mills) consume graphite electrodes during the steel production process, using them as a heat source to melt scrap. An electrode is quickly consumed in this process and must be replaced. Underlying unit growth comes from the growth in the mini-mill sector of the steel industry. Mini-mills have several distinct advantages over integrated steel manufacturers and, as a result, have been increasing capacity and production at approximately 4% per year.

UCAR possesses many of the attributes we desire. The company's mar gins and returns on capital are high, earnings are generated in cash, there are good prospects for growth (post-Asia crisis), and current electrode prices are far below levels needed to justify capacity additions, creating a barrier to entry. The company sells at less than half of current replacement cost of their existing capacity and at 7.5 times current cash earnings per share of $2.50 (a 13% earnings yield). UCAR is undervalued because it recently admitted guilt in a collusion case, a plea that led to settlement with both its customers and the Department of Justice. This event cost the company approximately $300 million, reducing its value and adding leverage to the balance sheet (in addition to costing prior management their jobs).

The world's steel industry -- UCAR's customers -- is currently going through an extremely difficult period. Due to low domestic demand and a need to generate cash, steelmakers in regions like Russia, Japan, Korea, China, Brazil and other troubled countries are shipping vast quantities of finished steel to Europe and the United States. Much of this product is being sold at or below production cost, creating very trying times for UCAR's customers, leading to cutbacks in their steel production.

These are not trivial matters, and we do not take them lightly. The price-fixing settlements are behind UCAR, however, and steel demand will recover after excess world inventories are reduced. In the meantime, we are happy to clip a 13% earnings coupon as we wait for the mini-mill industry's return to growth.

EATON CORPORATION, ROBERT SANBORN

Eaton Corporation, based in Cleveland, Ohio, is an exemplar of the medium-capitalization industrial stock that we find attractive. Eaton is a somewhat diversified industrial company whose main product lines include truck transmissions, engine components, power distribution products and semiconductor testing equipment. Eighty percent of its products are either #1 or #2 in their markets, and it consistently outcompetes its rivals in terms of returns.
Unlike some industrial manufacturers that supply very few companies, such as the automotive or aerospace industry, Eaton has a very diverse customer base that cannot exert much buying power on Eaton. In general, we regard Eaton in a structural sense as being a somewhat above-average company.

I have known CEO Stephen Hardis for more than 15 years, when he was CFO. I think he is very bright, of high integrity and very shareowner-oriented. He has implemented compensation plans that tie top management to the long-term health of the company via stock appreciation. Fifteen percent of the shares outstanding are owned by employees, creating a very vital bond between the human resources and the owners of the company. Unlike many CEOs, he is independent and will not follow the current Wall Street fad unless it is in the long-range best interests of the shareholders of Eaton Corp. He fully understands capital allocation, one of the key functions of senior management, especially in a free cash flow generator like Eaton. I am very confident in Eaton's top management.

Most important, the valuation of Eaton Corp. is far too modest in this market environment. We estimate that, after adding back non-cash amortization, Eaton will earn $6.75 per share this year. At the current stock price of $71, Eaton sells at only 10.5 times this year`s earnings, less than half the multiple of the S&P 500!

COLUMBIA BROADCASTING SYSTEM, SPIROS SEGALAS

The Columbia Broadcasting System (CBS) is undervalued. The stock currently trades at 7.5 times 1999 EBITDA (earnings before interest, taxes, depreciation and amortization)1, while comparables trade at about 10 times. Just to achieve valuation parity with its brethren, the stock should be at $34 to $35 right now. In addition to buying the assets cheap, you also get one of the best operators in the business -- Mel Karmazin (more on him below).

We expect after-tax cash flow per share (a close proxy for EPS) to grow from about 80(cent) in 1998 to $1.25 in 1999 and $1.65 in 2000, for compounded growth of 44% (assuming a benign economy). This may seem to be a tall order for a company in a business that is losing market share (network television). Two-thirds of CBS's earnings, however, come from fast-growing businesses that are taking market share: radio, outdoor, and cable networks. The radio and outdoor businesses are cheaper for advertisers to buy than any other media, and as drive times have lengthened and consolidation has made it easier for advertisers to achieve blanket market coverage with one buy, both radio and outdoor are far outpacing overall media expenditure growth. We think these businesses will continue to take share over the next several years. When these share gains are combined with the tremendous operating leverage inherent in these businesses, earnings growth can be quite prodigious. The fact that the CBS assets were fairly low margin and undermanaged before Karmazin took over, with good upside remaining, further augments the growth outlook.

Moreover, with the recent (and highly successful) sale of an 18% stake in Infinity (which is basically the radio and outdoor assets), CEO Mel Karmazin has created a totally unleveraged entity with a high-priced currency that is well positioned to make accretive acquisitions in the coming months. There is still substantial consolidation room left in the radio and outdoor businesses. Our estimates and target price derivation assume no acquisitions.

As for CBS proper, we believe that Karmazin will use the company's prodigious free cash flow (and relatively unleveraged balance sheet: debt/EBITDA = 1.3, thanks to the Infinity sale), to greatly expand payments to shareholders, probably in the form of stepped-up buybacks. Management feels comfortable with debt/EBITDA of 5 times, which suggests $6 billion of untapped borrowing potential, against a $22 billion market capitalization. We also believe it likely that Karmazin will dispose of the cable assets (despite their good

----------
1 This assumes $1 billion in value for the network (likely conservative) and takes into account the value of the publicly traded Infinity shares owned by CBS.

The Masters' Select Funds          Annual Report               December 31, 1998
growth), which don't fit strategically all that well with the other businesses and which the market is clearly undervaluing. This could be worth another $2 to $3 billion.

As to the broadcast TV businesses, there are two pieces: the TV stations (30% of earnings) and the network (a breakeven business). The TV stations are recording double-digit revenue growth thanks in part to the snaring of the NFL contract, which also greatly enhances CBS's efforts to draw younger male viewers to the network's other fare. As for ratings, all the major broadcast networks have lost market share to cable (and Internet surfing) in the past year, but CBS has gained market share vs. NBC, ABC and FOX in the process, with several potential breakout hits on the air currently. NBC is clearly surrendering its #1 status, with the loss of Seinfeld and football (the latter to CBS), among other losses. The leadership role is up for grabs. Although pricing pressure in the flash market abates it can take several years for a new leader to become fully dominant, CBS is arguably as well positioned as anyone to assume that role. CBS's market share (in dollars) is lowest, and this represents tremendous upside for both the network and the TV stations. Note that the NBC network (network only, ex the stations, CNBC and MSNBC) made $570 million in EBITDA in 1998. By comparison, CBS' s total precorporate EBITDA in 1999 will be $1.8 billion.

Finally, we believe that the broadcast network business will be granted regulatory relief. Currently, even though a Viacom or a Time Warner can own multiple cable networks (and broadcast networks too! The WB at Time Warner, and UPN at Viacom), no company can own more than one broadcast network. This is a regulatory artifact from a different era, and virtually all observers (including, we think, those in government) know it. When this restriction is lifted, the economic impact of consolidation will be enormous.

SANDISK CORPORATION, DICK WEISS

SanDisk Corporation is the leader in flash semiconductor memory cards used to store data in consumer electronics. SanDisk's products are used in computers, cellular phones and digital cameras. The company has a war chest of 72 patents, which generate more than $30 million per year in royalties. SanDisk has established its Compact Flash technology as the standard for digital cameras and is thus tied to the growth of this lucrative market.

I bought the stock in November 1998 for $10 and believe it should trade up to $18. The royalty stream alone is worth $7 per share, and the company has $5 per share in cash with no debt. These values, combined with 1 time core revenues, yields the $18 target. This value should be realized as and Japan (30% of sales) recovers.

Additional upside is possible if the digital camera market takes off in 1999, which is likely if technology advances can drive retail camera pricing from the current $550 level down to the low $300s. These price reductions are likely as many firms work to convert the image processors to a CMOS-based technology. This change will enable an integrated, low-cost, single-chip solution. Lower prices and better imaging should thus drive strong digital camera sales by Christmas 1999, allowing SanDisk to earn significantly higher royalty income.

MASTERS' SELECT EQUITY FUND PORTFOLIO SUMMARY

Portfolio Composition (12/31/98)

As reflected below, your Fund is well diversified in terms of industry exposure and market capitalization exposure. Masters' Select Equity holds 78 securities, exclusive of cash equivalents.

                        Cash and Other         2.9%
                        Foreign                7.8%
                        Small-Caps            16.8% 1
                        Mid-Caps              19.5% 2
                        Large-Caps            53.0% 3

1  Market capitalization < $1 billion
2  Market capitalization > $1 billion and < $10 billion
3  Market capitalization > $10 billion

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

COMMON STOCKS (97.12%)                INDUSTRY              SHARES HELD   MARKET VALUE   PORTFOLIO %
----------------------                --------              -----------   ------------   -----------
BASIC MATERIALS
Geon Company                           Chemicals               60,000     $ 1,380,000        0.34%
*IVEX Packaging Corporation            Packaging               45,100       1,048,575        0.26%
                                                                          -----------       -----
                                                                            2,428,575        0.60%
BUSINESS SERVICES
Waste Management, Inc.                 Waste Disposal         228,000      10,630,500        2.62%
                                                                          -----------       -----
CAPITAL GOODS
*Integrated Electrical Services, Inc.  Construction Materials 130,800       2,910,300        0.72%
Martin Marietta Materials              Construction Materials  40,000       2,487,500        0.61%
Sundstrand Corporation                 Airplane Materials     100,000       5,187,500        1.28%
                                                                          -----------       -----
                                                                           10,585,300        2.61%
CONGLOMERATE
*Berkshire Hathaway Inc. Class A       Insurance, Confections,
                                       Furniture, Footwear,       117       8,190,000        2.02%
*Berkshire Hathaway Inc. Class B       Publishing, Cleaning
                                       Systems                     29          66,975        0.02%
Philips Electronics N.V.               Electronics, Software,
                                       Recording              175,000      11,845,312        2.92%
                                                                          -----------       -----
                                                                           20,102,287        4.96%
CONSUMER PRODUCTS
*Ann Taylor Stores Corporation         Apparel                138,400       5,458,150        1.35%
Brunswick Corporation                  Sporting Goods         255,000       6,311,250        1.56%
Masco Corporation                      Building Materials     156,200       4,490,750        1.11%
Mattel Inc.                            Toys                   180,000       4,106,250        1.01%
Nike Inc.                              Apparel                150,000       6,084,375        1.50%
Philip Morris Companies Inc.           Tobacco                160,000       8,560,000        2.11%
Seagram Company, Limited               Beverages              288,500      10,963,000        2.70%
*SPX Corporation                       Automotive              44,400       2,974,800        0.73%
Stanley Works                          Hardware               200,000       5,550,000        1.37%
                                                                          -----------       -----
                                                                           54,498,575       13.44%

* Non-income-producing securities


The Masters' Select Funds          Annual Report               December 31, 1998

                                  INDUSTRY                  SHARES HELD   MARKET VALUE   PORTFOLIO %
                                  --------                  ----------   ------------   -----------
CONSUMER SERVICES
Applebee's International, Inc.      Restaurants                137,500   $ 2,866,016        0.71%
*Bj's Wholesale Club, Inc.          Specialty Foods             57,500     2,662,969        0.66%
Bob Evans Farms, Inc.               Restaurants                126,300     3,287,747        0.81%
Cato Corporation                    Retail                     170,000     1,673,437        0.41%
*Foodmaker, Inc.                    Restaurants                175,000     3,860,937        0.95%
McDonald's Corporation              Restaurants                128,600     9,853,975        2.43%
*Merkert American Corporation       Retail                     125,000     1,898,438        0.47%
*U.S. Foodservice                   Retail                      35,000     1,715,000        0.42%
*Whole Foods Market, Inc.           Retail                      20,000       970,000        0.24%
                                                                          28,788,519        7.10%
                                                                         -----------       -----

ENERGY
Cabot Oil & Gas Corporation         Oil and Gas Exploration    110,000     1,650,000        0.40%
*Harken Energy Corporation          Oil and Gas Exploration    900,000     1,743,750        0.43%
Pioneer Natural Resources Company   Oil and Gas                560,000     4,900,000        1.21%
Pogo Producing Company              Oil and Gas Exploration    130,000     1,690,000        0.42%
                                                                         -----------       -----
                                                                           9,983,750        2.46%
FINANCE
American Express Company            Financial Services          94,400     9,652,400        2.38%
BankAmerica Corporation             Banking                     30,017     1,804,755        0.45%
Citigroup                           Banking                     53,500     2,651,593        0.65%
Chase Manhattan Corporation         Banking                     91,000     6,193,687        1.53%
Executive Risk, Inc.                Insurance                   39,000     2,142,565        0.53%
MBNA Corporation                    Banking                    240,050     5,986,247        1.48%
Morgan Stanley Dean Witter & Co.    Financial Services          69,600     4,941,600        1.22%
Progressive Corporation             Insurance                   25,000     4,234,375        1.04%
Transatlantic Holdings, Inc.        Insurance                   61,000     4,609,313        1.14%
Washington Mutual, Inc.             Savings and Loan           160,000     6,110,000        1.50%
Wells Fargo & Company               Banking                    189,000     7,548,188        1.86%
                                                                         -----------       -----
                                                                          55,874,723       13.78%
HEALTH CARE AND PHARMACEUTICALS
ADAC Laboratories                   Imaging Systems            119,100     2,378,278        0.59%
Columbia/HCA Healthcare Corp.       Facilities                 300,000     7,425,000        1.83%
Schering Plough Corporation         Pharmaceuticals            128,700     7,110,675        1.75%
*Ventana Medical Systems, Inc.      Equipment                  105,000     2,264,062        0.56%
                                                                         -----------       -----
                                                                          19,178,015        4.73%
MEDIA
Columbia Broadcasting System (CBS)  Broadcasting               228,800     7,493,200        1.85%
*Clear Channel Communications, Inc. Broadcasting               105,500     5,749,750        1.42%
*Emmis Communications Corporation   Broadcasting                32,500     1,409,687        0.35%
Knight Ridder, Inc.                 Publishing                  35,000     1,789,375        0.44%
News Corporation Limited, ADR       Multimedia                 340,000     8,988,750        2.21%
                                                                         -----------       -----
                                                                          25,430,762        6.27%
REAL ESTATE
Host Marriott Corporation           Hotels and Resorts         633,000     8,743,313        2.15%
*Crestline Capital Corporation      Hotels and Assisted Living  63,300       925,762        0.23%
                                                                         -----------       -----
                                                                           9,669,075        2.38%

* Non-income-producing securities

                                      INDUSTRY                SHARES HELD   MARKET VALUE  PORTFOLIO %
                                      --------                -----------   ------------  -----------
TECHNOLOGY
*Advent Software                       Software                   69,900   $  3,289,669       0.81%
Autodesk                               Software                  112,400      4,794,562       1.18%
*Cadence Design Systems, Inc.          Software                  166,000      4,938,500       1.22%
*Cisco Systems, Inc. Computer          Networks                   63,375      5,883,973       1.45%
*Complete Business Solutions Inc.      Software                   55,000      1,859,687       0.46%
*Comverse Technology                   Software                   46,700      3,314,241       0.82%
*Dell Computer Corporation Computer    Hardware                   82,000      6,003,937       1.48%
Eaton Corporation                      Instruments                90,000      6,361,875       1.57%
Electronic Data Systems Corporation    Computer Services         150,000      7,537,500       1.86%
First Data Corporation                 Services                  250,000      7,921,875       1.95%
Hewlett-Packard Company Computer       Hardware                   94,100      6,428,206       1.58%
*InfoCure Corporation                  Software                  106,200      3,478,050       0.86%
International Business Machines
Corp.                                  Computer Hardware          51,300      9,477,675       2.34%
*Maxtor Corporation                    Hardware                  155,000      2,179,688       0.55%
*NCR Corporation                       Computer Services          60,000      2,505,000       0.62%
*ORACLE Corp.                          Software                  205,200      8,855,663       2.18%
*SanDisk Corporation                   Hardware                  182,000      2,582,125       0.64%
*Sterling Software, Inc.               Software                  135,000      3,653,438       0.90%
Texas Instruments, Inc.                Semiconductors            151,100     12,928,493       3.19%
*UCAR International, Inc.              Electronic Instruments    417,100      7,429,593       1.83%
*Unitrode Corporation                  Semiconductors            163,100      2,854,250       0.70%
                                                                            114,278,000      28.19%
                                                                            -----------      -----
TELECOMMUNICATIONS
*MCI WorldCom, Inc.                    Communications Services   149,400     10,724,118       2.64%
*Qwest Communications                  Services                   54,400      2,718,300       0.67%
*Reltec Corporation                    Wireless Communications   125,000      2,773,438       0.69%
                                                                            -----------      -----
                                                                             16,215,856       4.00%
TRANSPORTATION
*FDX Corporation                       Express Mail and Freight  181,000     16,109,000       3.88%
                                                                            -----------      -----
Total Common Stocks (cost $330,361,046)                                     393,772,937      97.12%

REPURCHASE AGREEMENT (3.68%)                               PAR VALUE
--------------------------------------------------------------------------------------------------
State Street Bank & Trust Co. $14,776,000 at 4.35%
  (agreement dated 12/31/98; to be repurchased at
  $14,783,142 on 1/4/99; collateralized by
  $10,780,000 in U.S. Treasury Notes due 5/15/17;
  value $15,087,214) (cost $14,776,000)                  $14,776,000        14,776,000        3.64%

State Street Bank & Trust Co. $165,000 at 4.6%
  (agreement dated 12/31/98; to be repurchased at
  $165,105 on 1/5/99; collateralized by $170,000
  in Federal Home Loan Bank Notes due 5/15/17; value
  $171,439) (cost $165,000)                                  165,000           165,000        0.04%
                                                                          ------------      ------
TOTAL REPURCHASE AGREEMENTS (COST $14,941,000)                              14,941,000        3.68%

TOTAL INVESTMENTS (COST $345,302,046)                                      408,713,937      100.80%

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS                              (3,256,050)      -0.80%
                                                                          ------------      ------

TOTAL NET ASSETS                                                          $405,457,887      100.00%
                                                                          ============      ======

* Non-income-producing securities

                       See Notes to Financial Statements.


The Masters' Select Funds          Annual Report               December 31, 1998

MASTERS' SELECT INTERNATIONAL FUND REVIEW

COMPARISON CHART

The value of a hypothetical $10,000 investment in the Masters' Select International Fund from its inception (12/1/97) to present (12/31/98) as compared to the MSCI EAFE Index.

              Masters' Select International Fund     MSCI EAFE Index
              ----------------------------------     ---------------

Nov-97                   $10,000.00                     $10,000.00
Dec-97                     9,880.00                      10,087.00
Jan-98                     9,909.64                      10,547.98
Feb-98                    10,989.79                      11,225.16
Mar-98                    11,679.95                      11,570.89
Apr-98                    11,929.90                      11,662.30
May-98                    11,770.04                      11,605.16
Jun-98                    11,360.04                      11,693.35
Jul-98                    11,440.04                      11,811.46
Aug-98                     9,400.03                      10,348.02
Sep-98                     9,140.03                      10,030.33
Oct-98                     9,870.03                      11,075.49
Nov-98                    10,580.04                      11,642.56
Dec-98                   $11,039.21                     $12,101.28

The hypothetical $10,000 investment assumes an investment at Fund inception and includes changes in share price and reinvestment of dividends and capital gains. The MSCI EAFE Index is unmanaged, does not incur fees or expenses and cannot be invested in directly.

Past performance is no guarantee of future results. Share price and returns fluctuate, and investors may have a gain or loss when they sell shares.

AVERAGE ANNUAL RETURNS

This chart tracks the performance of your Fund and its benchmark indexes for the full calendar year 1998 and also since inception.

                                                  Cumulative Return   Average
                                                   Since Inception     Annual
                                            1998       (12/1/97)    Total Return
                                            ----       ---------    ------------
Masters' Select International Fund         11.74%        10.40%         9.58%
Lipper International Fund Index            12.66%        13.54%        12.43%
MSCI EAFE Index                            19.97%        20.65%        17.46%
Lipper International Small Cap Fund Index   9.71%         7.50%         6.40%

All returns assume reinvestment of dividends and capital gains. Indexes are unmanaged, do not incur fees or expenses and cannot be invested in directly.

Your Fund trailed its benchmarks primarily because of emerging markets and small-cap exposure. Though neither an emerging markets fund nor a small-cap fund, Masters' Select International does have some exposure to both sectors. The performance of emerging markets was so negative that even a relatively small allocation made a big exposure to emerging markets and small-cap difference. The MSCI EAFE Index has no emerging markets or small-cap holdings, though it does have Japanese and a small amount of Asian ex-Japan exposure. The funds in the Lipper International Fund Index- generally have less emerging markets and small-cap exposure than your Fund has held over the past year. As of 12/31/98 the Fund's stocks was 14% and 16%, respectively.

As was the case in the United States, foreign markets experienced a high level of volatility during 1998. In the end big-cap European stocks chalked up a great year, but small-caps, Japan and the emerging markets fared poorly. The following table illustrates 1998 returns for different segments of the foreign stock universe.

           RETURNS                                             1998
           -------                                             ----
           MSCI Europe Index (in dollars)                      26.5%
           MSCI Japan Index (in dollars)                        4.3%
           MSCI Emerging Markets Free Index (in dollars)      -27.5%

Since the Fund's inception, two of our managers have beaten their benchmarks by a wide margin. Two are slightly trailing their benchmarks, and one is significantly behind.

As mentioned above, we believe that the Fund's slightly disappointing performance is due to its emerging markets and small-cap exposure at a time when emerging markets have been pummeled and small-caps have lagged. The good news is that performance has been picking up, and the Fund has gained significant ground since September 30, 1998.

With respect to emerging markets, we believe that they will continue to be volatile and that much change must take place before this volatility declines. We also know, however, that there are some fundamentally strong, well-run businesses in the emerging markets and that volatility breeds opportunity. When these markets are in a fear-driven phase, stocks can be driven to levels that reflect exceptional bargains. And though we have given all our managers the flexibility to pursue emerging markets investments if they wish, most of the Fund's emerging markets exposure has been through David Herro, a tough contrarian who is not afraid to take bold positions when he is convinced he is right. Currently, Herro's view is that there are high-quality businesses in emerging markets whose stocks have been driven to "absurdly low levels." He believes that the upside is enormous. Although he is unsure about the timing, he believes that the potential is so great that it is worth waiting for. Some of this upside has been coming through recently. Please see the interview with Herro on page 23.

The Fund also has some small-cap exposure, mostly through Bruce Bee, a dedicated small-cap manager. For many years Bee has run concentrated portfolios. He searches for growth stocks selling at value prices. He expects to find only a handful of new companies each year that meet his criteria and, consequently, bases each decision on an enormous amount of company research. Though small companies did not perform as well as large companies in 1998, Bee believes that small-cap stocks are very cheap right now and feels strongly about each of the companies he owns in the Masters' portfolio. Other small-cap exposure is through Mark Yockey and David Herro, both of whom opportunistically invest in smaller companies.


The Masters' Select Funds          Annual Report               December 31, 1998

THE FUTURE

Looking forward, we remain enthusiastic about the Fund because of the high quality of the five managers. Mark Yockey was just named Morningstar International Manager of the Year for 1998. Helen Young Hayes has put together one of the best international fund records in recent years. In our view, David Herro, Dan Jaworski and Bruce Bee have the proven discipline and stock-picking skills to put up market-beating numbers over the long term. We continue to believe that the quality of our managers coupled with a structure that allows them each to focus on their highest-conviction stocks will work well over a market cycle. All five managers are highly committed to the success of your Fund. We are doing our share as well. In addition to our usual efforts to minimize Fund expenses, we will continue our policy of voluntarily waiving 0.1% of our management fee in 1999, reducing the effective management fee from 1.1% to 1.0% for the year.

We also believe that the future of international investing is bright. Europe is undergoing historic change that, with a little luck, will be very positive. The emerging markets have been severely thrashed, but positive change is slowly occurring and values appear very attractive. Japan remains a conundrum, with long-term structural problems including the general lack of a profit priority in much of the private sector. But things are gradually changing in Japan, and some investment opportunities are popping up. Our managers echo these sentiments.

[PHOTO OF DAVID HERRO]

An Interview with David Herro

David Herro manages approximately 22.5% of the Masters' Select International
Fund.

WHAT FIRST ATTRACTED YOU TO THE BUSINESS OF STOCK PICKING?

I had been interested in the stock market since high school, and by the time I was in college I had a full-fledged portfolio. Having an early interest in economics and current affairs combined with being a caddy for a stock broker probably played important roles in generating such a strong interest so early in life.

HOW DID YOUR INVESTMENT PHILOSOPHY DEVELOP?

My investment philosophy evolved over time, but centers around the very simple concept of "buy low, sell high." It's a function of combining my academic training as an economist, reading the likes of Ben Graham and David Dreman and applying common sense.

CAN YOU DESCRIBE THE KEY ELEMENTS OF YOUR STOCK-PICKING DISCIPLINE?

Key elements of my discipline center around determining the proper value of a business and having the conviction to purchase under valued stocks even though they may be out of favor. To me the value of a business is ultimately determined by the amount of free cash that is generated and how that free cash is used or "recycled" by the management. Once a value is determined by these two factors, it is compared with the current price of the company. If the company's value is significantly below its current market price (30% or more), it is a potential investment. As long-term investors (as opposed to short-term speculators), our patience and discipline enable us to take advantage of bargains that the "traders" don't have the patience for. It is common for the market to base its assessment of company value on the next couple of quarters, whereas we believe that the true value of a business is determined by its ability to generate cash over the long term.


The Masters' Select Funds          Annual Report               December 31, 1998

THOUGH 1998 WAS A TOUGH YEAR, YOU'VE BUILT A GREAT LONG-TERM RECORD IN THE INTERNATIONAL STOCK-PICKING ARENA WITH OAKMARK INTERNATIONAL, AT THE STATE OF WISCONSIN AND, BEFORE THAT, WITH THE PRINCOR WORLD FUND. WHAT FACTORS HAVE BEEN MOST IMPORTANT IN DRIVING YOUR SUCCESS?

There are two important factors that lead to success in this business in my opinion. Factor one is using a sound investment analysis process. And two, maybe even more important, is having the discipline and conviction to stick to your philosophy in bad times. Far too often managers scramble when the going gets tough, only to change at the most inopportune time (the bottom). To be successful one has to stick to one's guns, and I believe that doing this, along with having a great approach, has brought me investment success.

WHAT ARE YOUR MOST IMPORTANT SOURCES OF INFORMATION?

The most important source of information for me is company visits. Though they are not the only important source of investment info, they are the most direct. I really don't believe in brokerage house research, because the writers of the research have different objectives than do we, the buyers.

HOW MUCH OF YOUR RESEARCH DO YOU DO YOURSELF, AND IN WHAT WAYS DO YOU RELY ON OTHER MEMBERS OF YOUR TEAM?

We utilize a team approach at Harris Associates. Though I still spend close to 50% of my time traveling and interviewing managements, chances are that more than one of us will work on a specific area. We have a team of seven analysts and, generally, all the research I base our investment decisions on is our own.

DESPITE ANOTHER VERY TOUGH YEAR FOR EMERGING MARKETS, YOU HAVE FOUND A NUMBER OF STOCKS IN LATIN AMERICA AND ASIA THAT YOU LIKE. SEVERAL OF THEM PERFORMED POORLY DURING THE YEAR, BUT YOU'VE MAINTAINED A HIGH LEVEL OF CONVICTION WITH RESPECT TO THEIR LONG-TERM POTENTIAL. CAN YOU GIVE US SOME INSIGHT INTO THE FACTORS THAT GIVE YOU CONFIDENCE TO HOLD STOCKS IN PARTS OF THE WORLD THAT ARE FACING MACROECONOMIC AND LIQUIDITY-ORIENTED RISKS?

The fact is that macroeconomic conditions are temporary. And given the herdlike instinct of most investors, when there is the first sign of weakness in an economy, especially an emerging market, they will sell everything. To them quality of a business, strength of financials and price of the company make no difference. As a result, high-quality businesses are driven down to absurdly low levels. This is where we come in. Ultimately, economies will recover and the herd will clumsily be back to try to pick up the high-quality, underpriced companies, and they will stage spectacular rallies. We avoid the herd and think that, over time, the wisest course of action is to buy these companies when, for temporary macroeconomic factors, they are at the lowest prices. Remember: Buy low, sell high! Ultimately, the price and quality of a business will determine return, and it is based on this that we are so compelled to invest in places like the emerging markets.

ARE THERE STILL GOOD STOCK-PICKING OPPORTUNITIES IN EUROPE?

Europe has had a great run -- it's where the herd is grazing now. In fact, so great that there is a limited opportunity in European blue chips. However, there are two BIG exceptions: the second-liners of Europe and British stocks. In both of these sectors, there is a ton of investment opportunity for solid, long-term returns.

HOW ATTRACTIVE ARE TODAY'S OPPORTUNITIES, AT A STOCK-PICKING LEVEL, COMPARED WITH OTHER POINTS IN TIME DURING your INVESTMENT CAREER?

I feel that this is an extremely unique period in terms of the abundance in investment opportunities. The emerging markets appear to be as cheap as they ever have been, the non-emerging Pacific Rim has been unfairly hit and selective segments in Europe offer outstanding bargains. To me it is very similar to the post-1987 crash or the post-1992 European sell-off.

WHAT ARE YOUR PRIMARY CONCERNS WITH RESPECT TO THE GENERAL INVESTMENT CLIMATE?

My primary concern is that politicians upset the trend toward greater economic liberalization by instituting protectionist or xenophobic policies that destroy the corporate world's ability to make profits for the owners (shareholders).
As it stands today, in general, the trend is toward economic liberalization, which will be very beneficial to owners of capital. It's another reason why I am so bullish.

HOW DOES RUNNING A VERY CONCENTRATED PORTFOLIO THAT IS ALSO PART OF A BROADLY DIVERSIFIED FUND IMPACT THE WAY YOU EXECUTE YOUR STOCK-PICKING APPROACH?

Actually, concentration is very consistent with how we at Harris Associates manage money. It is predicated on the beliefs that one should follow one's convictions and that over-diversification kills returns over time. We have a high degree of confidence in our ability to pick good equity investments; therefore, we think that concentration actually adds to performance.


The Masters' Select Funds          Annual Report               December 31, 1998

MASTERS' SELECT INTERNATIONAL FUND STOCK HIGHLIGHTS

INVESTEC CONSULTADORIA INTERNACIONAL, BRUCE BEE

Investec Consultadoria Internacional is a leading Portuguese media company, with ownership in the top sports newspaper (the Record), the only locally produced women's fashion magazine (Maxima), and minority stakes in a newspaper distributor (Deltapress) and the top private television channel (SIC). Any soccer fan in Portugal knows the Record well. In the past few years, management has turned this paper into a popular -- and profitable-operation. The television station is also a strong cash generator, again the result of a strong management influence from Investec.

The company is relatively unknown outside of Portugal yet it holds a major position in the media sector of the country. It trades at just above 10 times earnings, which we expect to grow between 10% and 15% per year for the next few years. Many large-cap European media companies with lower growth rates trade for multiples almost twice as high. Given the strong growth prospects in Portugal and the consolidation of many industries in Europe, we think the market or some outside buyer will recognize the strong value in this media franchise. If you value the components of the company, you can easily justify a business value 60% to 70% above the current stock price. The problem is that as an operator in a small country, few investors are currently paying attention to the company.
That will change as the company continues to churn out results and add value.

The company management is strong. Francisco Capelo, the CEO, is highly professional and genuinely interested in shareholder value. His purchase of the stake in SIC, the television station, was well-timed and inexpensive. And he has shown strong cost-cutting skills on the newspaper and magazine side and a willingness to close non-performing publications.

GIORDANO INTERNATIONAL, DAVID HERRO

Giordano International is a Hong Kong-based retailer of casual clothing. Perhaps one of the only true, pan-Asian clothing retailers, it has a strong reputation for selling high-quality casual clothing at a reasonable price while providing a high level of service. The company has retail operations in most major Asian locations, including China, South Korea, Taiwan and the Philippines. Because of this the company's profits have been hit by the slowdown, and its shares are off more than 80% from their all-time high, which was reached a little over two years ago.

The company has an extremely strong brand name, has great growth prospects and is solid financially. In fact, though most of its markets are in recession, Giordano continues to earn profits, has generated positive cash flow and has net cash on its balance sheet. Furthermore, as weaker retailers are perishing in Hong Kong, Giordano is taking over their prime locations while paying lower rents. In other Asian markets like Korea and the Philippines, it is growing same-store sales at near double-digit levels. Though the stock has recently rallied, we still believe that there is huge upside.

RENTOKIL INITIAL PLC, HELEN YOUNG HAYES

Corporate management teams in the United States have long been conscious of their shareholders' interests. They've realized for decades that the behavior of a company's stock is the most appropriate measure of their job performance. Although this trend has not fully taken hold outside the United States, there is a revolution under way in Europe, where corporate management teams are becoming increasingly cognizant of shareholders' interest. Rentokil Initial is one of the companies at the fore-front of this trend.

Rentokil Initial is a Britain-based firm that provides a diverse array of commercial services including janitorial, pest control, temporary personnel, property services and security. Rentokil's management team is consistently striving to provide its shareholders with superior value. In the company's own words, its primary goal is "to provide for its shareholders growth of at least 20% per annum in profits and earnings per share, whilst not detracting from long-term growth prospects. "As a result, the company is not satisfied with its stellar organic growth, but instead has augmented it with a series of strategic acquisitions in the interest of becoming the "be-all and end-all" answer for corporate outsourcing needs. This is the kind of management that we look for at
Janus: management whose interests are closely aligned with those of their shareholders, and who know how to make their stock price go up.

We believe that Rentokil also exemplifies our vision of business operations in the next millennium-specifically outsourcing. Companies from all over the world are realizing that it's often more cost-effective and efficient for businesses to concentrate on what they do best. For many companies that means outsourcing everything but their core businesses. This trend has been gaining momentum for the past several years, and we believe that Rentokil has done an exceptional job of capitalizing on it.


The Masters' Select Funds          Annual Report               December 31, 1998

ALLIED IRISH BANK, DAN JAWORSKI

Allied Irish Bank (AIB) is the largest financial services company in Ireland, with total assets of $53 billion. It is involved in retail and commercial banking, life insurance and investment banking. The bank operates primarily in Ireland, 42%, but also has facilities in the United Kingdom, 23%, the United States, 34%, and Poland, 1%. One-third of the bank's loan portfolio is retail in nature, with exposure to residential mortgages and personal financing. The rest of the loan portfolio is broadly spread throughout the commercial sector. Two other areas that contribute to earnings are its life assurance subsidiary, Ark Life, and its fund management arm. The strong and rapidly expanding Irish economy (GDP growth 6% to 7% for 1998) has allowed AIB to increase its banking assets, improve its loan quality and reduce its cost-to-income ratio. We estimate that the company flow from asset management and private will increase its EPS by 14%, its dividend by 16% and its net asset value by 15% per annum for the next three years. In addition to its excellent growth prospects, we expect the company to maintain its high profitability and its adequate tier 1 ratio (common equity/risk weighted assets).

While the company's fundamentals look attractive, the stock looks just as compelling relative to its global industry peers. AIB is trading at a 15% earnings discount to its regional peers and a 35% discount to its global banking peers. The stock also looks compelling both on a return-on-equity and a book-value basis. This type of company, one with excellent sector and company-specific fundamentals selling at a discount to its industry peers, is exactly what we search for to invest in. We believe that investing in high-quality, industry-leading companies that are priced below their peers will over time lead to strong absolute and relative performance.

UBS, MARK YOCKEY

In 1998 Union Bank of Switzerland and Swissbank Corporation merged to form UBS. The merger created a compelling institution: the world's largest money management firm, with more than $1.1 trillion in assets; a world leader in its other core businesses -- private banking and investment banking; and, with a current market cap of $67 billion, Europe's largest bank.

In our view UBS is poised to capitalize on the secular growth trends that make the banking sector in Europe especially attractive. These trends include: restructuring, consolidation and the growth in retail and institutional money management.

We expect that merger-related efficiencies will be immediately accretive to earnings. And we like the fact that 65% of earnings banking.

Last fall's losses from exposure to derivatives and the Long-Term Capital Management fund has prompted management -- which we regard as excellent -- to reduce the bank's risk-weighted assets.

This better use of the balance sheet, combined with returns that we expect to be high and rising, points to sharply increasing excess capital in coming years, resulting in better opportunities for capital generation and deployment. UBS already has considerable excess capital, and it is strongly capital generative. Although management has indicated a possible buyback in 1999, we also expect them to use this excess capital and the bank's formidable market cap to expand UBS's global presence through acquisitions. At its recent price of 459 Swiss francs, we think the stock is trading at a significant discount to its full value.

MASTERS' SELECT INTERNATIONAL FUND PORTFOLIO SUMMARY

Portfolio Composition by Region (12/31/98)

                  Other                                2.1%
                  Australia/New Zealand                3.3%
                  Latin America                        4.2%
                  North America                        5.4%
                  Japan                                5.6%
                  Asia (ex-Japan)                      8.3%
                  United Kingdom                      12.3%
                  Europe (ex-UK)                      58.8%

PORTFOLIO COMPOSITION BY ASSET CLASS (12/31/98)

                  Cash and Other Investments           2.1%
                  Emerging Markets                    13.9% 1
                  Developed Country Small-Caps        16.5% 2
                  Developed Country Large-Caps        67.5% 3

1 Includes Hong Kong (4.0%) and Singapore (2.7%), which are not technically emerging markets
2   Market capitalization < $800 million
3   Market capitalization > $800 million

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

                                             INDUSTRY          SHARES HELD  MARKET VALUE   PORTFOLIO %
                                             --------          -----------  ------------   -----------
ARGENTINA
Quilmes Industrial Quinsa          Consumer Products/Beverages    134,000    $1,247,875        1.31%
                                                                             ----------        ----
AUSTRALIA
Brambles Industries Limited        Transportation/Commercial
                                   Services                        83,300     2,029,031        2.13%
                                                                             ----------        ----
BRAZIL
Usinas Siderurgicas de Minas       Basic Industries/Mining/
Gerais S.A                         Metals                         355,000       784,449        0.82%
*Telecomunicacoes Brasileiras S.A  Telecommunications/Telephone
                                   Service                         13,200       959,475        1.01%
Uniao de Bancos Brasilier os S.A   Finance/Commercial Bank         71,000     1,025,063        1.08%
                                                                             ----------        ----
                                                                              2,768,987        2.91%
CANADA
*Danier Leather Inc.               Consumer Products/Apparel      130,000       752,699        0.79%
Teleglobe Inc.                     Telecommunications              46,000     1,656,000        1.74%
*MetroNet Communications           Telecommunications/Telecom
                                   Services                        81,500     2,730,250        2.87%
                                                                             ----------        ----
                                                                              5,138,949        5.40%
FINLAND
Nokia AB                           Technology/Cellular Phones      28,000     3,404,589        3.58%
Nokia Corp., Sponsor ed ADR        Technology/Cellular Phones      48,745     5,870,726        6.16%
                                                                             ----------        ----
                                                                              9,275,315        9.74%
FRANCE
Groupe Danone                      Consumer Products/Food           3,900     1,116,079        1.17%
Cap Gemini S.A                     Business Services/Information
                                   Services                        15,423     2,474,411        2.60%
AXA UAP                            Finance/Multiline Insurance     33,000     4,780,898        5.02%
                                                                              8,371,388        8.79%
                                                                             ----------        ----

* Non-income-producing securities

                       See Notes to Financial Statements.

The Masters' Select Funds          Annual Report               December 31, 1998

                                    INDUSTRY                    SHARES HELD  MARKET VALUE   PORTFOLIO %
                                    --------                    -----------  ------------   -----------
GERMANY
Rinol AG                    Durables/Building and Construction      20,000     $  522,021       0.55%
Porsche AG                  Transportation/Automobiles                 527      1,201,608       1.26%
Mannesmann AG               Basic Industries/Construction,
                            Engineering                             30,303      3,472,863       3.65%
                                                                               ----------       ----
                                                                                5,196,492       5.46%
HONG KONG
JCG Holdings Limited        Finance/Diversified Financial
                            Services                             5,703,000      1,840,247       1.93%
Giordano International      Limited Consumer Products/Clothing  10,420,000      1,990,500       2.09%
                                                                                3,830,747       4.02%
                                                                               ----------       ----
IRELAND
Allied Irish Bank PLC       Finance/Banking                        139,000      2,475,627       2.60%
                                                                               ----------       ----
ISRAEL
*Orbotech Limited           Technology/Software                     27,500      1,296,797       1.36%
                                                                               ----------       ----
ITALY
FILA Holdings SpA           Consumer Products/Athletic Footwear    195,100      1,512,025       1.59%
*Banca di Roma              Finance/Commercial Bank              1,000,000      1,693,429       1.78%
Telecom Italia SpA          Telecommunications/Telecom Services    409,849      3,495,038       3.67%
                                                                               ----------       ----
                                                                                6,700,492       7.04%
JAPAN
Takeda Chemical Industries  Basic Industries/Chemicals              30,000      1,154,357       1.21%
*NTT Mobile Communications  Telecommunications/Cellular Phones          50      2,056,612       2.16%
Enix Corporation Consumer   Products/Appliances                     65,700      2,144,476       2.25%
                                                                               ----------       ----
                                                                                5,355,445       5.62%
KOREA
Woong Jin Publishing        CompanyMedia/Publishing                 97,100      1,501,297       1.58%
                                                                               ----------       ----
NETHERLANDS
Van Melle N.V               Consumer Products/Food                  14,000        946,399       0.99%
Royal Ahold N.V             Consumer Services/Grocery Stores        27,600      1,019,556       1.08%
Philips Electronics N.V     Technology/Electronics                  16,714      1,120,969       1.18%
Wolters Kluwer N.V .        Media/Publishing                         9,769      2,089,309       2.19%
                                                                               ----------       ----
                                                                                5,176,233       5.44%
NEW ZEALAND
Fernz Corporation Limited   Basic Industries/Chemicals             375,000      1,154,362       1.21%
                                                                               ----------       ----
NORWAY
*Norsk Lotteridrift ASA     Consumer Services/Leisure and Gaming   253,500        667,237       0.70%
                                                                               ----------       ----
PORTUGAL
Investec Consultadoria
Internacional S.A           Media/Publishing                        19,975        688,248       0.72%
                                                                               ----------       ----

* Non-income-producing securities

                       See Notes to Financial Statements.

                                  INDUSTRY                          SHARES HELD  MARKET VALUE   PORTFOLIO %
                                  --------                          -----------  ------------   -----------
SINGAPORE
Electronic Resources Limited    Technology/Electronics               1,250,000   $ 1,135,675        1.19%
Mandarin Oriental International
Limited                         Hotels                               2,310,000     1,455,300        1.53%
                                                                                 -----------       -----
                                                                                   2,590,975        2.72%
SWEDEN
Nobel Biocare                   Health Care/Biotech                     70,000       947,716        0.99%
Assa Abloy AB                   Basic Industries/Metal Processors       41,515     1,583,996        1.67%
                                                                                 -----------       -----
                                                                                   2,531,712        2.66%
SWITZERLAND
PubliGroupe S.A                 Business Services/Advertising Sales      2,800       856,082        0.90%
Stratec Holding AG              Health Care/Medical Instruments            725     1,002,766        1.05%
Roche Holding AG                Health Care/Pharmaceuticals                170     2,074,107        2.18%
UBS AG                          Finance/Commercial Bank                 10,445     3,208,699        3.37%
Novartis                        Health Care/Pharmaceuticals              3,289     6,464,511        6.79%
                                                                                 -----------       -----
                                                                                  13,606,165       14.29%
UNITED KINGDOM
JBA Holdings PLC                Technology/Software                    103,250       325,926        0.34%
Victrex PLC                     Basic Industries/Chemicals             300,000       852,301        0.90%
Saatchi & Saatchi PLC           Business Services/Advertising Sales    525,000     1,186,244        1.25%

Tomkins PLC                     Business Services/Diversified
                                Operations                             345,000     1,639,309        1.72%
General Electric Company        Durables/Manufacturing                 200,000     1,810,932        1.90%
Capita Group PLC                Business Services/Computer Services    199,731     1,838,361        1.93%
Rentokil Initial PLC            Business Services/Multiple Services    252,416     1,908,112        2.00%
Cordiant Communications Group   Business Services/Advertising Sales  1,236,000     2,156,172        2.27%
                                                                                 -----------       -----
                                                                                  11,717,357       12.31%

TOTAL COMMON STOCKS (COST $83,879,070)                                            93,320,731       98.01%


REPURCHASE AGREEMENTS                                            PAR VALUE
---------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co. $1,872,493
  at 4.5% (agreement dated 12/31/98; to
  be repurchased at $1,873,417 on 1/4/99;
  collateralized by $1,685,000 in U.S.
  Treasury Notes due 5/15/17; value
  $2,358,252) (cost $1,872,493)                                  $1,872,493       1,872,493         1.97%

U.S. TREASURY OBLIGATIONS
Federal Home Loan Bank Mortgage Discount
  Note 4.70%, 1/4/98 (cost $1,499,413)                            1,500,000       1,499,413         1.57%

TOTAL SHORT TERM INVESTMENTS (COST $3,371,906)                                    3,371,906         3.54%

TOTAL INVESTMENTS (COST $87,250,976)                                             96,692,637       101.55%

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS                                   (1,472,359)       -1.55%
                                                                                -----------       ------

TOTAL NET ASSETS                                                                $95,220,278       100.00%
                                                                                ===========       ======

* Non-income-producing securities

                       See Notes to Financial Statements.


The Masters' Select Funds          Annual Report               December 31, 1998

INDEPENDENT AUDITOR'S REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MASTERS' SELECT FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Masters' Select Equity Fund and Masters' Select International Fund, separate series of Masters' Select Funds Trust (the "Trust") as of December 31, 1998, and the related statements of operations, the statements of changes in net assets and the financial highlights for the respective periods indicated in the financial statements. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Masters' Select Equity Fund and Masters' Select International Fund as of December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles.


/s/ McGladrey & Pullen LLP

New York, New York
February 12, 1999

STATEMENTS OF ASSETS AND LIABILITIES -- DECEMBER 31, 1998

                                                EQUITY FUND   INTERNATIONAL FUND
                                                -----------   ------------------
ASSETS
  Investments in securities at market value
   (cost of $345,302,046 and $87,250,976)       $408,713,937      $ 96,692,637
  Cash, including foreign currencies at
   value (cost of $(18,395) and $388)                  3,278            82,618
  Receivables:
    Fund shares sold                                 362,542            29,375
    Income receivable                                860,988           289,302
    Investment securities sold                       309,664                 0
  Unrealized gain on forward exchange
   contracts                                              --            63,582
  Deferred organizational costs                       62,443            29,708
  Prepaid expenses                                    38,608            22,730
                                                ------------      ------------
  Total assets                                   410,351,460        97,209,952

LIABILITIES
  Payables:
    Fund shares repurchased                          553,186           101,482
    Investment securities purchased                2,861,062         1,570,669
    Investment advisory fees                         355,769            79,099
  Unrealized loss on forward exchange
   contracts                                         904,875           114,110
  Accrued expenses and other                         218,681           124,314
                                                ------------      ------------
  Total liabilities                                4,893,573         1,989,674

NET ASSETS                                      $405,457,887      $ 95,220,278

COMPOSITION OF NET ASSETS
  Paid-in capital                               $335,284,199      $ 92,056,228
  Undistributed net investment income                432,178                 0
  Accumulated net realized gains (losses)          7,231,615        (6,232,204)
  Net unrealized appreciation                     62,509,895         9,396,254

NET ASSETS                                      $405,457,887      $ 95,220,278

  Number of shares, $0.01 par value,
   issued and outstanding (unlimited
   shares authorized)                             29,872,346         8,694,509
                                                ------------      ------------
NET ASSET VALUE PER SHARE                       $      13.57      $      10.95


                       See Notes to Financial Statements.


The Masters' Select Funds          Annual Report               December 31, 1998

STATEMENTS OF OPERATIONS -- YEAR ENDED DECEMBER 31, 1998


                                              EQUITY FUND     INTERNATIONAL FUND
                                              -----------     ------------------
INVESTMENT INCOME
   Income
     Dividend income (net of foreign
      taxes of $107,837 and $193,171)         $  4,593,082        $ 1,841,592
   Interest income                               1,607,060            271,771
                                              ------------        -----------
   Total income                                  6,200,142          2,113,363

   Expenses
     Advisory fees                               4,072,180            962,722
     Transfer agent fees                           280,000             50,799
     Custodian fees                                183,137            220,655
     Administration fees                           184,423             43,313
     Registration fees                             109,517             36,791
     Shareholder reporting fees                    115,182             30,847
     Professional fees                              52,646             42,497
     Trustees fees                                  15,902             15,611
     Insurance fees                                 38,607              3,984
     Amortization of deferred
      organizational costs                          21,316              7,552
     Miscellaneous expenses                         38,904             12,967
                                              ------------        -----------
   Total expenses                                5,111,814          1,427,738

   Less: Advisory fees waived                       15,281             71,699
   Less: Expenses paid indirectly                    7,085              6,488
                                              ------------        -----------
   Net expenses                                  5,089,448          1,349,551
                                              ------------        -----------
   Net investment income                         1,110,694            763,812

REALIZED AND UNREALIZED GAINS (LOSSES)
   Net realized gain (loss):
   Investments                                   6,417,189         (6,204,568)
   Foreign-currency transactions                   984,501            (10,043)
                                              ------------        -----------
   Net realized gain (loss)                      7,401,690         (6,214,611)
   Net unrealized appreciation
   (depreciation) on:
   Investments                                  40,368,076          9,868,119
   Foreign-currency transactions                (1,650,091)           (45,100)
   Net unrealized appreciation                  38,717,985          9,823,019
                                              ------------        -----------
   NET REALIZED AND UNREALIZED GAINS            46,119,675          3,608,408


NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                           $ 47,230,369        $ 4,372,220


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS -- EQUITY FUND

                                                           For the period from
                                     For the year ended      December 1, 1997
                                      December 31, 1998    to December 31, 1997
                                      -----------------    --------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income               $  1,110,694           $    243,648
    Net realized gain (loss)               7,401,690             23,912,283
    Net unrealized appreciation
     (depreciation)                       38,717,985             23,791,910
                                        ------------           ------------
    Net increase (decrease) in net
     assets from operations               47,230,369             47,947,841

  Distributions to shareholders:
    From net investment income              (716,884)              (243,648)
    From net capital gains                  (257,199)           (23,786,791)
                                        ------------           ------------
  Total distributions                       (974,083)           (24,030,439)

  Fund share transactions
    Proceeds from shares sold            152,586,067            279,009,548
    Net asset value of shares issued
     on reinvestment of distributions        963,287             23,567,971
    Cost of shares redeemed              (91,223,564)           (29,719,110)
                                        ------------           ------------
    Net increase from Fund share
     transactions                         62,325,790            272,858,409
                                        ------------           ------------
    NET INCREASE IN NET ASSETS           108,582,076            296,775,811

NET ASSETS
    Beginning of period                  296,875,811                100,000
                                        ------------           ------------
    END OF PERIOD                       $405,457,887           $296,875,811
                                        ============           ============
CHANGE IN SHARES
    Shares sold                           12,130,365             25,633,556
    Shares issued on reinvestment
     of distributions                         76,118              1,962,362
    Shares redeemed                       (7,397,559)            (2,542,496)
                                        ------------           ------------
    NET INCREASE                           4,808,924             25,053,422
                                        ============           ============

                       See Notes to Financial Statements.


The Masters' Select Funds          Annual Report               December 31, 1998

STATEMENTS OF CHANGES IN NET ASSETS -- INTERNATIONAL FUND

                                                           For the period from
                                     For the year ended      December 1, 1997
                                      December 31, 1998    to December 31, 1997
                                      -----------------    --------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income               $    763,812            $    14,157
    Net realized gain (loss)              (6,214,611)               (26,104)
    Net unrealized appreciation
     (depreciation)                        9,823,019               (426,765)
                                        ------------            -----------
  Net increase (decrease) in net
   assets from operations                  4,372,220               (438,712)

  Distributions to shareholders:
    From net investment income              (769,458)                    --
    From net capital gains                        --                     --
                                        ------------            -----------
  Total distributions                       (769,458)                    --

  Fund share transactions:
    Proceeds from shares sold             72,841,892             46,890,251
    Net asset value of shares issued
     on reinvestment of distributions        737,560                     --
    Cost of shares redeemed              (27,896,100)              (517,375)
                                        ------------            -----------
    Net increase from Fund share
     transactions                         45,683,352             46,372,876
                                        ------------            -----------
    NET INCREASE IN NET ASSETS            49,286,114             45,934,164

NET ASSETS
    Beginning of period                   45,934,164                     --
                                                                -----------
    END OF PERIOD                       $ 95,220,278            $45,934,164
                                        ============            ===========

CHANGE IN SHARES
    Shares sold                            6,729,487              4,700,772
    Shares issued on reinvestment
     of distributions                         68,609                     --
    Shares redeemed                       (2,751,817)               (52,542)
                                        ------------            -----------
    NET INCREASE                           4,046,279              4,648,230
                                        ============            ===========

1   The Masters' Select International Fund commenced operations on
    December 1, 1997.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS -- FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                               EQUITY FUND                        INTERNATIONAL FUND
                                  ------------------------------------  ----------------------------------------
                                      For the            For the            For the            For the period
                                    year ended          year ended        year ended       from December 1, 1997**
                                  December 31, 1998  December 31, 1997  December 31, 1998   to December 31, 1997
                                  -----------------  -----------------  -----------------  --------------------
Net asset value, beginning
 of period                           $  11.84            $  10.00           $  9.88               $ 10.00
Income from investment operations
  Net investment income                  0.03                0.03              0.08                    --
  Net realized and unrealized
   gain                                  1.73                2.90              1.08                 (0.12)
                                     --------            --------           -------               -------
Total from investment operations         1.76                2.93              1.16                 (0.12)
                                     --------            --------           -------               -------
Less distributions
  From net investment income            (0.02)              (0.03)            (0.09)                  --
  From capital gains                    (0.01)              (1.06)              --                    --
                                     --------            --------           -------               -------
Total distributions                     (0.03)              (1.09)            (0.09)                  --
                                     --------            --------           -------               -------

NET ASSET VALUE, END OF PERIOD       $  13.57            $  11.84           $ 10.95               $  9.88
                                     ========            ========           =======               =======

Total return                            14.90%              29.11%            11.74%                (1.20%)
                                     ========            ========           =======               =======
Net assets at end of period
 (in 000's)                          $405,458            $296,876           $95,222               $45,934
                                     ========            ========           =======               =======
Ratio of expenses to average
 net assets                              1.38%+              1.47%+            1.55%++               1.77%*++
                                     ========            ========           =======               =======
Ratio of net investment income
 to average net assets                   0.30%               0.12%             0.87%                 0.42%*
                                     ========            ========           =======               =======
Portfolio turnover rate                135.41%             145.11%            73.59%                 0.00%
                                     ========            ========           =======               =======

*   Annualized
**  The Masters' Select International Fund commenced operations on
    December 1, 1997.
+ Includes custody fees paid indirectly which amount to 0.00% and 0.03%, respectively, of average net assets for the fiscal years ended December 31, 1998 and 1997, respectively.
++ Includes custody fees paid indirectly which amount to 0.01% and 0.06%, respectively, of average net assets for the fiscal years ended December 31, 1998 and 1997, respectively.

                       See Notes to Financial Statements.


The Masters' Select Funds          Annual Report               December 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Masters' Select Funds Trust (the "Trust") was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of two separate series: the Masters' Select Equity Fund and the Masters' Select International Fund (each a "Fund" and collectively the "Funds").

The Masters' Select Equity Fund is a growth fund that seeks to increase the value of your investment over the long term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers.

The Masters' Select International Fund invests primarily in foreign companies. It seeks to increase the value of your investment over the long term by using the combined talents and favorite stock-picking ideas of five highly regarded international stock pickers.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Security Valuation -- Portfolio securities that are listed or admitted to trading on a U.S. exchange are valued at the last sale price on the principal exchange on which the security is traded or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities admitted to trading on the NASDAQ National Market System and securities traded only in the U.S. over-the-counter market are valued at the last sale price or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that amortized cost does not represent fair value. Cash and receivables are valued at their face amounts.

Foreign-Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rates.

Forward Foreign-Currency Exchange Contracts -- The Funds may utilize forward foreign-currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies at specific future dates and at specified rates, and are subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily, and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign-currency-denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S.
financial institutions.

Federal Income Taxes -- The Funds intend to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required.

Security Transactions and Related Income-Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective-interest method.

Realized gains and losses on securities sold are determined under the identified cost method.

It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements.

Deferred Organization Costs -- Organization costs are amortized on a straight-line basis over a period of 60 months commencing with a Fund's operations.

Distributions -- Distributions to shareholders are recorded on the ex-dividend date.

Accounting Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities on the date of financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Under terms of the Trust's Custodial Agreement, the Funds may earn credits, based on custody cash balances, to be applied to custodian fees. For the fiscal year ended December 31, 1998, said credits were $7,085 and $6,488 for the Masters' Select Equity Fund and the Masters' Select International Fund, respectively.

3. MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with Litman/Gregory Fund Advisors, LLC (the "Advisor"). Under the terms of the agreement, the Trust pays a fee to the Advisor equal to 1.10% of the average daily net assets of the Masters' Select Equity Fund and Masters' Select International Fund. Effective April 1, 1998, the Advisor has voluntarily waived
 .10% of the portion of its fee calculated on the average daily net assets of the Masters' Select International Fund. Effective October 21, 1998, the Advisor has voluntarily waived .02% of the portion of its fee calculated on the average daily net assets of the Masters' Select Equity Fund. The Advisor has agreed to reimburse for any ordinary operating expenses above 1.75% and 1.95% of the Masters' Select Equity Fund and Masters' Select International Fund average net assets, respectively. The Advisor reserves the right to be repaid by a Fund if expenses subsequently fall below the specified limit in future years. These expense limitation arrangements are guaranteed by the Advisor for at least the first year of each Fund's operations. After that, it may be terminated at any time, subject to approval by the Board of Trustees and prior notice to shareholders. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

The Trust, on behalf of the Fund, has also entered into an Administration Agreement with Investment Company Administration, LLC (the "Administrator"). Under the terms of the Agreement, the Trust will pay an annual fee, payable monthly and computed based on the value of the total average net assets of the Trust at an annual rate of 0.10% of the first $100 million of such net assets, 0.05% of next $150 million, 0.025% of next 250 million and 0.0125% thereafter, subject to a minimum fee of $40,000.

Affiliated entities of the Trust received net commissions on sales of the Funds' shares for the year of $9,563 and $0 for the Masters' Select Equity Fund and Masters' Select International Fund, respectively.

Each unaffiliated Trustee is compensated by the Trust at the rate of $10,000 per year.

4. PURCHASES AND SALES OF SECURITIES

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the fiscal year ended December 31, 1998, were as follows:

                                       EQUITY FUND       INTERNATIONAL FUND
                                       -----------       ------------------
Purchases                             $537,998,005          $107,712,818
Sales                                 $461,827,045          $ 60,133,924

At December 31, 1998, the aggregate unrealized appreciation and depreciation of portfolio securities based on cost for federal income tax purposes was as follows:

                                       EQUITY FUND       INTERNATIONAL FUND
                                       -----------       ------------------
Total tax cost                        $345,845,135          $87,496,979
Gross unrealized appreciation           86,511,567           15,961,181
Gross unrealized depreciation          (23,642,765)          (6,765,523)
                                      ------------          -----------
Net unrealized appreciation           $ 62,868,802          $ 9,195,658
                                      ============          ===========

The International Fund has a capital loss carryforward of $4,971,788, which is available to offset future capital gains. This carryforward expires in 2006. At December 31, 1998, the International Fund has deferred capital losses occurring subsequent to October 31, 1998 of $986,777. For tax purposes, such losses will be reflected in the year ending December 31, 1998.


The Masters' Select Funds          Annual Report               December 31, 1998

5. OFF-BALANCE-SHEET RISK

The Funds have been parties to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values, and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such currencies.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed-upon future date. The contracts are reported in the financial statements at the Funds' net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract. At December 31, 1998, the Funds had the following forward exchange contracts outstanding:

MASTERS' SELECT EQUITY FUND

NET UNREALIZED LOSS ON OFFSETTING FORWARD EXCHANGE CONTRACTS                     $(904,875)
==========================================================================================
MASTERS' SELECT INTERNATIONAL FUND
                                                                  SETTLEMENT    UNREALIZED
                                                 IN EXCHANGE FOR     DATE       GAIN (LOSS)
                                                 ---------------    ----        -----------
CONTRACTS TO BUY
                       582,750  Brazilian Real   U.S. $  450,000    4/26/99     $   (4,397)
         ---------------------------------------------------------------------------------
CONTRACTS TO SELL
                     1,728,125  Brazilian Real   U.S. $1,250,000    4/22/99        (75,362)
                   116,530,000  Japanese Yen           1,000,000    1/26/99        (34,351)
         ---------------------------------------------------------------------------------
                                                       2,250,000                  (109,713)

UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS                                    $(114,110)

CONTRACTS TO BUY
         2,171,730,068  Italian Lira             U.S. $1,311,447    1/4/99           2,007
           348,544,188  Italian Lira                     210,347    1/4/99             492
         ---------------------------------------------------------------------------------
                                                       1,521,794                     2,499
CONTRACTS TO SELL

             2,000,000  British Pound Sterling   U.S. $3,375,200    4/6/99          61,083
         ---------------------------------------------------------------------------------

UNREALIZED GAIN ON FOR WARD EXCHANGE CONTRACTS                                   $  63,582
------------------------------------------------------------------------------------------
NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS                                $ (50,528)
==========================================================================================

6. LINE OF CREDIT

The Trust has an unsecured $15,000,000 line of credit with the custodian; borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. At December 31, 1998, the Trust has no outstanding borrowings. As compensation for holding available the lending commitment, the Trust agreed to pay the pro rata share of a .0008% per annum fee on the unused portion of the commitment. The fee is payable quarterly in arrears commencing the quarter ended December 31, 1998. At December 31, 1998, the commitment fee was $2,372 and $620 for the Masters' Select Equity Fund and the Masters' Select International Fund, respectively.

DEFINITIONS OF INDEXES

1. The Barra Growth Index comprises the common stocks of companies in the S&P 500 Index with the lowest book-to-price ratio. Book-to-price ratio is the book value of a company's common equity divided by the company's market capitalization.

2. The Barra Value Index comprises the common stocks of companies in the S&P 500 Index with the highest book-to-price ratio. Book-to-price ratio is the book value of a company's common equity divided by the company's market capitalization.

3. The S&P 500 Index comprises the common stocks of 500 of the largest (based on market capitalization) publicly traded U.S. companies.

4. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available pricing data.

5. The Lipper Growth Fund Index comprises the 30 largest mutual funds within the growth fund investment objective, as determined by Lipper Analytical Services, Inc.

6. The Lipper Small Cap Fund Index comprises the 30 largest mutual funds within the small- cap fund investment objective, as determined by Lipper Analytical Services, Inc.

7. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000, which represents approximately 35% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest (based on total market capitalization) U.S. companies.

8. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest (based on total market capitalization) U.S. companies.

9. The MSCI EAFE Index is a broad-based index that measures the performance of common equities of selected companies in 21 developed countries in Europe, Australia and the Far East.

10. The MSCI Europe Index measures the performance of the common equities of selected companies in developed European countries, as defined by Morgan Stanley Capital International.

11. The MSCI Japan Index measures the performance of the common equities of selected companies in Japan.

12. The MSCI Emerging Markets Free Index measures the performance of the common equities of selected companies in emerging markets countries, as defined by Morgan Stanley Capital International.

13. The Lipper International Fund Index comprises the 30 largest mutual funds in the international fund investment objective, as determined by Lipper Analytical Services, Inc.

14. The Lipper International Small Cap Fund Index comprises the 10 largest mutual funds in the small-cap international fund investment objective, as determined by Lipper Analytical Services, Inc.


The Masters' Select Funds          Annual Report               December 31, 1998